SonicSharesTM Global Shipping ETF Trading Symbol: BOAT Listed on NYSE Arca, Inc. Summary Prospectus July 29, 2024 sonicshares.com/boat/

Before you invest, you may want to review the SonicSharesTM Global Shipping ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated July 29, 2024 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at sonicshares.com/boat/. You can also get this information at no cost by calling at (833) 378-0717 or by sending an e-mail request to info@sonicshares.com.

Investment Objective

The SonicSharesTM Global Shipping ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Solactive Global Shipping Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.69%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.69%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), a Tidal Financial Group company, will pay, or require a third-party to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses (“Excluded Expenses”).

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2024, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index was developed in 2021 and is administered by Solactive AG (the “Index Provider”).

Solactive Global Shipping Index

The Index is a rules-based index that seeks to provide exposure to a global portfolio of companies identified as being engaged in the water transportation industry, as described in more detail below.

The Index’s initial investable universe consists of equity securities and depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)) of companies listed on exchanges in Australia, Brazil, Canada, Hong Kong, Israel, Japan, Mexico, New Zealand, Norway, Republic of South Korea, Singapore, Switzerland, United Kingdom, United States of America, or any member country of the European Union. To qualify for initial inclusion in the Index, companies must have a minimum market capitalization of $250 million and a minimum three-month average daily traded volume of $1 million.

To further qualify for inclusion in the Index, companies that meet the initial criteria are classified to identify those companies within one of the following sub-industries, according to the FactSet Revere Business and Industry Classification System (“FactSet RBICS”) (hereinafter, “Global Shipping Companies”):

•	Container Deep Sea and Offshore Shipping: Companies that transport goods in containers, including roll on/roll off vessels, which are designed to accommodate cargo driven directly aboard, such as autos and trucks/trailers;

•	Multi-Type Deep Sea and Offshore Shipping: Companies that transport dry bulk (e.g. coal, iron-ore, grain and fertilizer) and other non-petroleum cargo across oceans;

•	Dry Bulk Deep Sea and Offshore Shipping: Companies that transport a variety of dry bulk, including coal, grain, ore and fertilizer;

•	Crude Oil Transportation: Companies that transport crude oil;

•	Liquid Natural Gas Transportation: Companies that operate fleets which transport liquid natural gas;

•	Refined Petroleum and Other Liquid Transportation: Companies that transport refined petroleum products, including gasoline, diesel, liquid petroleum gas), as well as other non-petroleum liquids, such as edible oils; or

•	Multi-Type Petroleum Transportation: Companies that transport petroleum products using barges or very large crude carriers.

FactSet RBICS is a comprehensive structured taxonomy designed to offer precise classification of global companies. For a company to be included in a FactSet RBICS sub-industry, the company must derive 50% or more of its revenue from such sub-industry.

The Index is reconstituted three Thursdays prior to the third Friday of June and of December (or the next business day if this falls on a non-business day) (the “Selection Day”) and adjustments are made on the third Friday of June and of December (or the next business day if this falls on a non-business day). At the time of each reconstitution, the component securities that make up the Index (the “Index Components”) are weighted whereby each of the eight largest components by market capitalization will be assigned an Index weight of 5%. The remaining Index Components are weighted based on their market capitalizations as well as average daily trading volume, subject to a maximum Index weight of 4% for each component.

The weights of the Index Components are determined on the Selection Day and such weights float with the price of the components from the Selection Day forward until the next Selection Day.

An Index Component will be removed from the Index if, on Selection Day, it does not have a market capitalization of at least $125 million.

As of June 30, 2024, the Index was comprised of 49 components and companies in the water transportation industry comprised 100% of the Index.

The Fund’s Investment Strategy

The Fund will invest all, or substantially all, of its assets in the Index Components.

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in Global Shipping Companies, as defined above.

The Fund will concentrate its investments in a particular industry or group of industries (i.e., hold more than 25% of its total assets in the securities of a particular industry or group of related industries) to approximately the same extent as the Index is so concentrated.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the Index Components. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the Index Components whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Fund’s investment adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index Component becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund, but not to the Index).

The Fund also may invest in securities or other investments not included in the Index, but which the Fund’s investment adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not Index Components to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which they appear.

Associated Risks of Investing in Global Shipping Companies. Companies in the shipping industry may be adversely affected by various factors, including, among others, volatile fluctuations in the price and supply of fuels and raw materials, changes in seaborne transportation patterns, downturn in domestic and/or global economies, changes in domestic and/or global consumption patterns, changes in domestic and/or global manufacturing patterns, changes in global demand for particular products or resources, a decrease in international trade, natural disasters or events, weather delays, weather patterns and weather-related events, including hurricanes, pandemic diseases, the congestion, blockage or shutdown of key ports, channels, canals and shipping routes, commodity prices, taxes, tariffs, sanctions, trade wars, embargoes, enactment of adverse laws, rules and/or regulations, labor shortages, labor strikes, imposition of emissions standards and other environment-related rules and regulations, domestic or international politics and conflicts, including war or threat of war, computer and/or software malfunction, piracy, cyber attacks and terrorism. Any factor or factors adversely affecting companies in the shipping industry could have a significant adverse impact on the Fund’s performance.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such event, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries. See “Transportation Industry Risk” below.

Equity Market Risk. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, is exposed to the following risks:

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Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

◦	Trading. Although Shares are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Cybersecurity Risk. With the Internet and other technologies being a prevailing way to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Index Risk. The Index may not reflect all companies meeting the Index’s eligibility criteria if certain characteristics of a company are not known at the time the Index is composed or reconstituted.

Market Capitalization Risk.

◦	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

◦	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

◦	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.

◦	Industrials Sector Risk. Companies operating in the industrials sector or issuers in industrials-related industries may be significantly affected by, among other things, worldwide economic growth, changes in supply and demand for specific products and services, product obsolescence, rapid technological developments, international, political and economic developments, environmental issues, tax and governmental regulatory policies, claims for environmental damage or product liability and general economic conditions. Any factors adversely affecting companies in the industrials sector could have a significant adverse impact on Global Shipping Companies and on the Fund’s performance. Specific risks impacting Global Shipping Companies are set forth in “Associated Risks of Investing in Global Shipping Companies” above.

–	Transportation Industry Risk. Companies in the transportation industry, including companies engaged in the water transportation industry, may be adversely affected by economic changes, increases in fuel and operating costs, labor relations and insurance costs. Transportation companies may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on information and data calculated and published by an independent third party calculation agent (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in Index Components at all times or may hold securities not included in the Index.

Underlying Index Risk. Neither the Fund’s investment adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund from year to year. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the Index and of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.sonicshares.com.

Calendar Year Ended December 31,

 The Fund’s calendar year-to-date return as of June 30, 2024 was 26.01%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 18.88% for the quarter ended March 31, 2022 and the lowest quarterly return was -14.86% for the quarter ended June 30, 2022.

Average Annual Total Returns

For the Periods Ended December 31, 2023

	1 Year	Since Inception (August 3, 2021)
Return Before Taxes	25.20%	21.66%
Return After Taxes on Distributions	20.51%	18.03%
Return After Taxes on Distributions and Sale of Fund Shares	16.68%	16.20%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	26.29%	4.85%
Solactive Global Shipping Index (reflects no deduction for fees, expenses, or taxes)	25.52%	18.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”).

Management

Investment Adviser

Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers

Michael Venuto, Chief Investment Officer for the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been a portfolio manager of the Fund since its inception in 2021.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been a portfolio manager of the Fund since its inception in 2021.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.sonicshares.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.